Exhibit 32.1

Certification of PEO and PFO pursuant to 18 USC Section 1350, as adopted pursuant to, Section 906 of Sarbanes-Oxley Act of 2002

The undersigned Principal Executive Officer and Principal Accounting Officer (Principal Financial Officer) of Mid-Wisconsin Financial Services, Inc. ("Mid-Wisconsin") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Annual Report on Form 10-K of Mid-Wisconsin for the fiscal year ended December 31, 2011 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Mid-Wisconsin.

Date:  March 19, 2012

SCOT G. THOMPSON

Scot G. Thompson

Principal Executive Officer

RHONDA R. KELLEY

Rhonda R. Kelley

Principal Accounting Officer and Controller

(Principal Financial Officer)